                                FMC CORPORATION
                      SALARIED EMPLOYEES' RETIREMENT PLAN

              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1995)

                                FMC CORPORATION
                      SALARIED EMPLOYEES' RETIREMENT PLAN


                                C O N T E N T S
                                ---------------

                                                    PAGE
                                                    ----
SECTION 1    ESTABLISHMENT AND PURPOSE OF THE PLAN     1

SECTION 2    ELIGIBILITY AND PARTICIPATION........     1

SECTION 3    SERVICE AND SERVICE AGGREGATION......     1
             (a) Service..........................     1
             (b) Aggregation of Periods
                   of Service.....................     3

SECTION 4    VESTING SERVICE......................     3

SECTION 5    CREDITED SERVICE.....................     3
             (a) General Rule.....................     3
             (b) Exceptions.......................     3

SECTION 6    NORMAL RETIREMENT BENEFITS...........     4
             (a) Normal Retirement................     4
             (b) Calculation of Normal Retirement
                   Benefit........................     4
             (c) Adjustments to Normal Retirement
                   Benefit........................     4

SECTION 7    EARLY RETIREMENT BENEFITS............     5
             (a) Early Retirement.................     5
             (b) Calculation of Early Retirement
                   Benefit........................     5
             (c) Early Retirement Reduction
                   Factor.........................     5
             (d) Adjustments to Early Retirement
                   Benefit........................     6

SECTION 8    DEFERRED RETIREMENT BENEFITS.........     6
             (a) Deferred Retirement..............     6
             (b) Part-time Work after
                   Normal Retirement Date.........     6
             (c) Distribution Requirements........     7

SECTION 9    OTHER TERMINATION BENEFITS...........     7
             (a) Termination of Service...........     7
             (b) Amount of Termination
                   Benefit........................     8
             (c) Special Termination Benefit......     9

SECTION 10   SURVIVOR'S BENEFIT...................     9
             (a) Coverage of Pre-Retirement
                   Survivor's Benefit.............     9
             (b) Amount of Pre-Retirement
                   Survivor's Benefit.............     9
             (c) Surviving Spouse's Benefit.......    10

                                                    PAGE
                                                    ----
             (d) Former Participants..............    10

SECTION 11   REFUND OF EMPLOYEE CONTRIBUTIONS.....    11
             (a) Employee Contributions...........    11
             (b) Withdrawal of Employee
                   Contributions..................    11
             (c) Refund upon Death When Benefits
                   Have Not Commenced.............    11
             (d) Refund When Benefits Have
                   Commenced......................    11

SECTION 12   FORMS OF RETIREMENT BENEFITS.........    12
             (a) Available Forms of Benefits......    12
                 (i)   Individual Life Annuity....    12
                 (ii)  50% Joint & Survivor's
                         Annuity..................    12
                 (iii) 100% Joint & Survivor's
                         Annuity..................    12
                 (iv)  Level Income Option........    12
             (b) Five Year Certain Benefit........    13
             (c) Normal Form of Annuity Benefit...    13
             (d) Election of Individual Life
                   Annuity by a Married
                   Participant....................    14
             (e) Election of Other Optional
                   Annuity Forms..................    15
             (f) Joint Annuitants.................    16

SECTION 13   CLAIM PROCEDURE......................    16
             (a) Inquiries and Applications for
                   Benefits.......................    16
             (b) Denial of Applications...........    16

SECTION 14   APPEAL PROCEDURE.....................    17
             (a) The Review Panel.................    17
             (b) Requests for a Review............    17
             (c) Decision on Review...............    17
             (d) Rules and Procedures.............    18
             (e) Exhaustion of Remedies...........    18

SECTION 15   ADMINISTRATION AND OPERATION
               OF THE PLAN........................    18
             (a) Administrative Responsibilities..    18
             (b) Management of Plan Assets........    18
             (c) Trustee and Investment Managers..    19
             (d) Delegation of Fiduciary
                   Responsibilities...............    19
             (e) Indemnification..................    20

SECTION 16   FUNDING OF THE PLAN..................    20
             (a) Actuarial Cost Method............    20
             (b) Cost of the Plan.................    20
             (c) Funding Policy...................    21
             (d) Cash Needs of the Plan...........    21
             (e) Public Accountant................    21
             (f) Enrolled Actuary.................    21
             (g) Basis of Payments to the Plan....    21

                                                    PAGE
                                                    ----
             (h) Basis of Payments from the Plan..    22

SECTION 17   AMENDMENT AND TERMINATION OF
               THE PLAN...........................    22
             (a) Future of the Plan...............    22
             (b) Amendments of the Plan...........    22
             (c) Termination of the Plan..........    23
             (d) Allocation of Trust Fund on
                   Termination....................    24

SECTION 18   BENEFIT LIMITATIONS..................    24
             (a) Limitation on Accrued Benefit....    24
             (b) Multiple Plan Reduction..........    25
             (c) Annual Compensation Limit........    25

SECTION 19   TOP HEAVY PROVISIONS.................    26
             (a) Top Heavy Plan Requirements......    26
             (b) Determination of Top Heavy
                   Status.........................    26
             (c) Minimum Benefit Requirement for
                   Top Heavy Plan.................    30
             (d) Vesting Requirement For Top
                   Heavy Plan.....................    32

SECTION 20   MISCELLANEOUS PROVISIONS.............    33
             (a) Subsequent Changes...............    33
             (b) Plan Mergers.....................    33
             (c) No Assignment of Property
                   Rights.........................    34
             (d) Beneficiary......................    34
             (e) Incapacity.......................    34
             (f) Employment Rights................    35
             (g) Re-employment and Suspension of
                   Annuities......................    35
             (h) Proof of Age and Marriage........    35
             (i) Small Annuities..................    35
             (j) Choice of Law....................    36
             (k) Direct Rollover Option...........    36

SECTION 21   DEFINITIONS.......................... 37-45

SECTION 22   EXECUTION............................    45

                                                                       SECTION 1

                                FMC CORPORATION
                                ---------------
                      SALARIED EMPLOYEES' RETIREMENT PLAN
                      -----------------------------------


         SECTION 1.  ESTABLISHMENT AND PURPOSE OF THE PLAN.
         --------------------------------------------------

     The FMC Corporation Salaried Employees' Retirement Plan was established by FMC as the "Employees' Retirement Plan" effective on September 30, 1941. The Plan was last amended and restated effective January 1, 1985, and except where stated herein is amended and restated effective January 1, 1995 to read as set forth herein. The Plan as amended is subject to change to meet applicable regulations and rules of the Internal Revenue Service and the United States Department of Labor. The purpose of the Plan is to provide a regular monthly retirement benefit for salaried employees who meet the eligibility requirements of the Plan. Certain capitalized terms used in the Plan text are defined in
Section 21 in alphabetical order.

             SECTION 2.  ELIGIBILITY AND PARTICIPATION.
             ------------------------------------------

     Eligibility and Commencement of Participation.  Each Eligible Employee
     ----------------------------------------------
shall automatically become a Participant in the Plan as of the first day of the month in which he or she becomes an Eligible Employee.

                  SECTION 3.  SERVICE AND SERVICE AGGREGATION.
                  --------------------------------------------
     (a)  Service.  For purposes of this Plan, Service means:
          --------
          (i) The period an Employee maintains an employment relationship with the Affiliated Group, including, effective December 31, 1987, any period as a leased employee. as defined in Code section 414(n)(2). An Employee's employment relationship with the Affiliated Group commences on the first day the Employee performs duties for such group and ends on the date the Employee quits, is discharged, dies or retires. An Employee shall not be considered to have quit under the following circumstances:

               (A) When the Employee takes a leave of absence, vacation or holiday with pay;

               (B) When the Employee takes an authorized leave of absence without pay

                                                              SECTION 3(a)(i)(B)
       granted by reason of disability;

               (C) When the Employee enters military service provided the Employee makes application to return within 90 days after completion of active service and returns to active employment as an Employee while reemployment rights are protected by law. If the Employee does not so return the Employee shall be deemed to have quit as of the date of entry into military service.

               (D) When the Employee takes an authorized leave of absence without pay not in excess of 12 months, or an authorized leave of absence without pay in excess of 12 months which constitutes Service pursuant to a written and nondiscriminatory policy of the Company. If the Employee violates the terms of the leave the Employee shall be deemed to have quit as of the date of such violation. In the case of a leave in excess of 12 months, if the Employee fails to return to active employment as an Employee immediately after such leave, the Employee shall be deemed to have quit as of the last day of the 12th month of the leave.

               (E) When the Employee takes a "maternity or paternity leave of absence," which shall mean an absence from work not in excess of 12 months by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

               (ii) Such other periods as the Company expressly recognizes as
             Service pursuant to a written and nondiscriminatory policy and in accordance with regulations of the United States Department of Labor.

               (iii) A period of employment with a corporation, partnership or other entity substantially all of the equity interest or assets of which have been acquired by the Affiliated Group but only to the extent that the Company expressly recognizes such period as Service pursuant to written and nondiscriminatory rules.

               (iv) A period following termination of employment, provided the
             Employee is rehired

                                                                SECTION 3(a)(iv)

             before suffering a One-Year Service Break (see Section 21(aa)).
    (b)  Aggregation of Periods of Service.  All periods of Service determined
         ---------------------------------
under (a) above (whether or not consecutive) shall be aggregated except that if an Employee incurs a Full Service Break at a time when he or she has no vested interest under this Plan, Service prior to such Full Service Break (see Section 21(q)) shall not be aggregated. Effective January 1, 1989, an Employee cannot have vested rights under the Plan until he or she has either completed 5 Years of Vesting Service or attained age 55.

                    SECTION 4.  VESTING SERVICE.
                    ----------------------------
     An Employee's Vesting Service shall include all Service and Credited Service of such Employee.

                    SECTION 5.  CREDITED SERVICE.
                    -----------------------------
     (a) General Rule.  An Employee's Credited Service shall include only (i)
         ------------
Service while the Employee is an Eligible Employee (see Section 21(j)) and after he or she has become a Participant as provided in Section 2 and (ii) such other service as the Company recognizes as Credited Service pursuant to written and nondiscriminatory rules.

    (b) Exceptions.  Notwithstanding (a) above, effective January 1, 1988,
        ----------
Credited Service shall not include (i) any period of Service described in
Section 3(a)(i)(D) (leave of absence without pay) unless the Employee returns to active employment as an Employee immediately after such leave and abides by all the terms of the leave, (ii) any period of Service described in Section 3(a)(i)(E) (maternity or paternity leave of absence) unless the Employee returns to active employment as an Employee within 12 months after the first day of such leave, or (iii) any period of Service with respect to which such Eligible Employee has a vested benefit under any pension, profit sharing or other retirement plan (listed on Exhibit A attached hereto and by this reference incorporated herein).

                                                                       SECTION 6

                    SECTION 6.  NORMAL RETIREMENT BENEFITS.
                    ---------------------------------------
    (a) Normal Retirement.  Subject to Section 8, each Participant shall retire
        -----------------
not later than the age permitted by applicable State or Federal law for the involuntary retirement of employees (the "Age Limit"). A Participant who retires on or after the Normal Retirement Date (see Section 21(y)) shall be entitled to receive a Normal Retirement Benefit determined under (b) below. Effective January 1, 1988, subject to Section 8(c), payment of such benefit shall commence as of the later of the Participant's Normal Retirement Date or actual retirement date.

     (b)  Calculation of Normal Retirement Benefit.  Subject to Section 6(c), a
          ----------------------------------------
Participant's monthly Normal Retirement Benefit shall be equal to the greater of either (i) or (ii) below:

       (i)  One-twelfth (1/12) of the sum of (A) and (B) below:

           (A) The sum of (I) one percent (1%) of the Participant's Final Average Yearly Earnings up to the Social Security Covered Compensation Base and (II) one and one-half percent (1-1/2%) of the Participant's Final Average Yearly Earnings in excess of the Social Security Covered Compensation Base multiplied by the Participant's Years of Credited Service (up to 35).

           (B) One and one-half percent (1-1/2%) of the Participant's Final Average Yearly Earnings multiplied by the Participant's Years of Credited Service in excess of 35.

       (ii) The Participant's accrued monthly Normal Retirement Benefit under this Plan as of December 31, 1990.

    (c) Adjustments to Normal Retirement Benefit.  A Participant's Normal
        ----------------------------------------
Retirement Benefit shall be increased one dollar ($1) for each one hundred and twenty dollars ($120) of unwithdrawn Employee Contributions and Interest credited to the Participant, and shall be reduced by the value of any vested benefit payable to the Participant under any pension, profit sharing or other retirement plan other than the Thrift Plan (herein called "Duplicate Benefit Plan") which is attributable to any period which counts as Credited Service under this Plan. For purposes of determining the amount of the reduction, the vested benefit under the Duplicate

                                                                    SECTION 6(c)

Benefit Plan shall be converted to a form which is identical to the form of benefit which is to be paid under this Plan. Such conversion will be made using the actuarial assumptions in effect under this Plan as of the date the Participant's benefit under this Plan is to commence (as shown on Exhibits E-l, E-2, E-3, and E-4 as amended from time to time, attached hereto and by this reference incorporated herein). The value of the Participant's vested benefit under the Duplicate Benefit Plan shall be determined as of the earlier of such date or the date distribution of such vested benefit was made or commenced.

                     SECTION 7.  EARLY RETIREMENT BENEFITS.
                     --------------------------------------
    (a) Early Retirement.  A Participant may elect to retire as of the first day
        ----------------
of any month coinciding with or following such Participant's Early Retirement Date (see Section 21(h)) by giving at least 60 days' advance written notice to the Company on the prescribed form. A Participant who retires early under this Subsection (a) shall be entitled to receive an Early Retirement Benefit determined under (b) below. Payment of such benefit shall commence as of the first of the month after the Participant retires or, if the Participant so elects, as of the first day of any subsequent month, but not later than the Normal Retirement Date. Any such election of a deferred commencement date may be revoked at any time prior to such date and a new date may be elected by giving at least 60 days' advance written notice to the Company.

    (b) Calculation of Early Retirement Benefit.  Subject to Sections 7(c) and
        ---------------------------------------
(d), the monthly Early Retirement Benefit of a participant shall be equal to the greater of (i) or (ii) below:

       (i) An amount determined pursuant to Section 6(b)(i).

       (ii) The Participant's accrued monthly Early Retirement Benefit under this Plan as of December 31, 1990.

   (c) Early Retirement Reduction Factor.  The Participant's Early Retirement
       ----------------------------------
Benefit computed pursuant to Section 7(b) above shall be reduced by one third of one percent (.33%) for each month in excess of 36 by which the commencement of the Participant's Early Retirement Benefit precedes the Participant's Normal Retirement Date.

                                                                    SECTION 7(d)

   (d) Adjustments to Early Retirement Benefit.  A Participant's Early
       ---------------------------------------
Retirement Benefit shall be increased and decreased as provided in Section 6(c) except that the number of dollars of unwithdrawn Employee Contributions and Interest required to provide one dollar ($1) of monthly retirement benefits shall be increased by three dollars ($3) for each full year by which the commencement of the Participant's Early Retirement Benefit precedes the Participant's Normal Retirement Date.

                   SECTION 8.  DEFERRED RETIREMENT BENEFITS.
                   -----------------------------------------
    (a) Deferred Retirement.  A Participant may continue in employment after
        -------------------
such Participant's Normal Retirement Date until the Age Limit as defined in
Section 6(a). At the express request of the Company, a Participant may continue in employment after reaching the Age Limit. In either event, the Participant may retire as of the first day of any month following the Participant's Normal Retirement Date. A Participant whose retirement is deferred under this Subsection (a) shall be entitled to receive a Normal Retirement Benefit determined under Sections 6(b) and (c) commencing as of the first day of the month coinciding with or next following the date when the Participant actually retires (or is retired by the Company). Effective January 1, 1988, each Participant shall accrue additional benefits hereunder after the Participant's Normal Retirement Date with respect to the portion of the Normal Retirement Benefit which is attributable to contributions by the Company, and the amount of Employee Contributions and Interest required to provide one dollar of monthly retirement benefit under Section 6(c) shall be decreased by three dollars for each full year by which the commencement of the Normal Retirement Benefit follows the Normal Retirement Date.

    (b)  Part-Time Work After Normal Retirement Date.  At the express request of
         -------------------------------------------
the Company, a Participant may continue in employment after such Participant's Normal Retirement Date on a part-time basis (fewer than 40 hours of service in a calendar month) pursuant to nondiscriminatory rules adopted by the Company. In such event (a) above shall apply except that, effective January 1, 1988, the Participant may elect, subject to the approval of the Company, to

                                                                    SECTION 8(b)

receive the Normal Retirement Benefit commencing as of the Normal Retirement Date or as of the first day of any subsequent month, but not later than the date provided in Section 8(c). After December 31, 1987, if a Participant continues in employment after the participant's Normal Retirement Date, the payment of the accrued retirement benefit shall be suspended only for those calendar months within the period of continued employment during which the Participant receives compensation for at least 40 hours of service as long as proper notification of such suspension of benefits has previously been distributed to such Participant.

    (c)  Distribution Requirements.  Notwithstanding any provision of this Plan
         -------------------------
to the contrary, effective January 1, 1988, the accrued benefit of a Participant must be distributed or commence to be distributed, no later than the first day of April following the year in which such individual attains age 70-1/2; provided, however, that this sentence is not applicable to a Participant other than a Five Percent Owner who attained age 70-1/2 before January 1, 1988.

                    SECTION 9.  OTHER TERMINATION BENEFITS.
                    --------------------------------------

    (a)  Termination of Service.  Effective January 1, 1989, a Participant who
         ----------------------
has five (5) Years of Vesting Service or who has attained age 55, but who ceases to be an Employee before such Participant's Early Retirement Date for any reason other than death, shall be entitled to receive a "Termination Benefit" determined under (b) below. Payment of such benefit shall commence as of the Participant's Normal Retirement Date or, if the Participant so elects, as of the first day of any month before such Normal Retirement Date and coincident with or following the Participant's 55th birthday. Any such election of the earlier annuity commencement date shall be made by giving at least 60 days' advance written notice to the Company. Except as provided in Section 10 (Survivor's Benefits) and Section 11 (Refund of Employee Contributions), no benefits shall be payable hereunder to any person if the Participant dies prior to the date as of which payment of the Termination Benefit is to commence. A terminated Participant who has no vested or non-forfeitable interest in his accrued benefit shall be deemed to have received a distribution of his entire non-forfeitable benefits.

                                                                    SECTION 9(b)

     (b)  Amount of Termination Benefit.  A Participant's monthly Termination
          -----------------------------
Benefit shall be determined pursuant to Sections 6(b) and (c) except that the following adjustments shall be made if payment of the Participant's Termination Benefit is to commence before the Participant's Normal Retirement Date:

       (i) The amounts computed pursuant to Section 6(b)(i) and 6(b)(ii) each shall be reduced by one-half of 1% (.5%) for each month between the commencement of benefits and the Participant's Normal Retirement Date.

       (ii) The amount of Employee Contributions and Interest required to provide one dollar of monthly retirement benefit under Section 6(c) shall be increased by three dollars for each full year by which the date as of which the Participant's benefit commences precedes the Participant's Normal Retirement Date.

       (iii) The amounts computed pursuant to Section 6(b)(i) and 6(b)(ii) (each shall be reduced by one-third of one percent (.33%) for each month in excess of 36 by which the commencement of benefits precedes the participant's Normal Retirement Date if:

            (A) The Participant's combined age and Years of Service equal at least 65, and he permanently ceases to be an Employee (1) because of the permanent shutdown of a single site of employment or one or more facilities or operating units within a single site of employment or (2) in connection with a permanent reduction in force; or

            (B) The Participant has Credited Service attributable to employment before January 1, 1989, has attained age 40, and permanently ceases to be an Employee because of the permanent shutdown of a single site of employment, resulting in the termination of employment of not more than 20 Participants at that employment site.

     Notwithstanding the provisions of Section 22(kk), for purposes of determining a participant's total combined age and Years of Service under
     Section 9(b)(iii)(A) above, a partial month of age or Service shall be counted as a whole month, and fractional years of age and years of Service shall be taken into account.

                                                                    SECTION 9(c)

    (c) Special Termination Benefit.  Notwithstanding any provision of this
         ---------------------------
Plan to the contrary, a Participant who is employed by the Company on November 30, 1985, shall have vested rights to the benefits accrued under this Plan as of that date. Any such participant who ceases to be an Employee before he has ten
(10) Years of Vesting Service and before he has attained age 55 shall be entitled to receive a Termination Benefit determined under (b) above, based on such participant's Years of Credited Service as of November 30, 1985.

                       SECTION 10.   SURVIV0R'S BENEFITS.
                       ----------------------------------
     (a) Coverage of Pre-Retirement Survivor's Benefit.  If a Participant (i)
         ---------------------------------------------
continues to be employed by the Company at any time on or after such Participant's 55th birthday and (ii) dies (whether or not so employed on the date of death) before payment of any monthly retirement benefit under the Plan commences, then such Participant's Surviving Joint Annuitant (if any) shall be entitled to receive a survivor's benefit for life, determined under (b) below. Payment of such benefit shall commence as of the first day of the month next following the date of the Participant's death.

     (b) Amount of Pre-Retirement Survivor's Benefit.  The survivor's benefit
         -------------------------------------------
under (a) above shall be computed as follows:

          (i) If the Participant's Service has not terminated before the Participant's death, the survivor's benefit shall be equal to the benefit which would have been paid to the Participant's Joint Annuitant if the Participant's Service had terminated on the date of death, benefits in the form of a 50% Joint and Survivor Annuity commenced as of the first day of the next following month, and the Participant died on such day.

          (ii) If the Participant's Service has terminated before the Participant's death but the Participant has deferred the commencement of the Early Retirement Benefit, the survivor's benefit shall be equal to the benefit which the Participant's Joint Annuitant would have been paid if the Participant had elected a 50% Joint and Survivor benefit commencing as of the first day of the month next following the date of the Participant's

                                                               SECTION 10(b)(ii)
     death.

          (iii) The survivor's benefit payable pursuant to this Section 10(b) shall be reduced to eliminate any retirement benefit based upon Employee Contributions and Interest (which will be refunded upon the Participant's death, to the extent provided in Section 11).

     (c) Surviving Spouse's Benefit.  Effective January 1, 1989, if a
         --------------------------
Participant who has five (5) or more Years of Service and is credited with any Service on or after August 23, 1984, dies on or after that date, but before attaining age 55, then such Participant's surviving spouse (if any) shall be entitled to receive a survivor's benefit for life. The amount of such survivor's benefit shall be determined pursuant to Section 9(b) based upon the Participant's age and Years of Credited Service on the date of the Participant's death and paid in the form of a 50% Joint and Survivor Annuity as if the Participant had died on the date such benefits commenced. The survivor's benefit payable pursuant to this Section 10(c) shall be reduced to eliminate any retirement benefit based upon Employee Contributions and Interest (which will be refunded upon the Participant's death to the extent provided in Section 11). Payment of the survivor's benefit shall commence on the first day of the month next following the Participant's 55th birthday, unless the benefit has a present actuarial value in excess of $3,500, in which the Participant's spouse may elect to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

     (d) Former Participants.  Participants who have ten (10) Years of Service
         -------------------
but who are not credited with any Service on or after August 23, 1984, and are not receiving benefits on that date shall be entitled to elect survivor's benefits only as follows:

          (i) If the Participant is credited with Service under this Plan or a predecessor plan on or after September 2, 1974, but is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, the Participant shall be afforded an opportunity to elect payment of benefits in the form of a 50% Joint and Survivor's Annuity.

                                                               SECTION 10(d)(ii)

          (ii) If the Participant is credited with Service under this Plan or a predecessor plan in a Plan Year beginning after December 31, 1975, the Participant shall be afforded the opportunity to elect a Surviving Spouse's Benefit under Subsection 10(c).

                SECTION 11.   REFUND OF EMPLOYEE CONTRIBUTIONS.
                -----------------------------------------------
     (a) Employee Contributions.  With respect to various periods prior to May
         ----------------------
1, 1969, Participants were required to make "Employee Contributions" to this Plan or to certain prior plans. Since April 30, 1969, no Employee Contributions have been made to any of said plans.

     (b) Withdrawal of Employee Contributions.  A Participant may withdraw all
         ------------------------------------
of such Participant's Employee Contributions, plus Interest thereon to the date of withdrawal, at any time before payment of a monthly retirement benefit commences by giving at least 60 days' advance written notice to the Company. No partial withdrawal of Employee Contributions and Interest shall be permitted.

     (c) Refund Upon Death When Benefits Have Not Commenced.  If a Participant
         --------------------------------------------------
dies before payment of a monthly retirement benefit commences then the Participant's Beneficiary shall receive in a lump sum a refund of the Participant's unwithdrawn Employee Contributions and Interest. The refund shall be made as soon as reasonably practicable after the date of the Participant's death, and Interest shall be computed to the date when the refund is paid.

     (d) Refund When Benefits Have Commenced.  If a Participant has commenced
         -----------------------------------
receiving benefits and dies, there shall be paid to his or her Beneficiary the difference, if any, between such Participant's Employee Contributions and Interest as of the date benefits commenced and:

       (i) If the Participant elected an Individual Life Annuity or a Level Income Option, the portion of the benefits which the Participant has received which are attributable to Employee Contributions and Interest;

       (ii) If the Participant elected any other form of benefit, the portion of the benefits received by the Participant and the Participant's Joint Annuitant which are attributable to Employee Contributions and Interest.

                                                               SECTION 11(d)(ii)

       Any payment pursuant to (i) above shall be made as soon as reasonably practicable after the Participant's death. Any payment pursuant to (ii) above shall be made as soon as reasonably practicable after all other benefit payments to the Joint Annuitant have ceased.

                  SECTION 12.   FORMS OF RETIREMENT BENEFITS.
                  -------------------------------------------
   (a)  Available Forms of Benefits.  A Participant may elect to receive any one
        ---------------------------
of the following forms of benefits:

       (i)  Individual Life Annuity.  An Individual Life Annuity provides equal
            -----------------------
     monthly payments for the Participant's life only.

       (ii) 50% Joint and Survivor's Annuity.  A 50% Joint and Survivor's
            --------------------------------
     Annuity provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, 50% of such reduced annuity will, subject to Section 12(b), be paid to the Participant's surviving Joint Annuitant for such Joint Annuitant's life. A 50% Joint and Survivor's Annuity shall be the actuarial equivalent of an Individual Life Annuity (determined in accordance with Exhibit E-l attached hereto and by this reference incorporated herein).

       (iii)  100% Joint and Survivor's Annuity.  A 100% Joint and Survivor's
              ---------------------------------
     Annuity provides a smaller monthly annuity for the Participant's life than a 50% Joint and Survivor's Annuity. After the Participant's death, 100% of such reduced annuity will continue to be paid to the Participant's surviving Joint Annuitant for such Joint Annuitant's life. A 100% Joint and Survivor's Annuity shall be the actuarial equivalent of an Individual Life Annuity (determined in accordance with Exhibit E-2 attached hereto and by this reference incorporated herein).

       (iv)   Level Income Option.  The Level Income Option provides increased
              -------------------
     monthly annuity payments prior to the Participant's 62nd birthday (determined in accordance with Exhibit E-3 attached hereto and by this reference incorporated herein) and after such birthday provides reduced monthly annuity payments in an amount which, when added to

                                                               SECTION 12(a)(iv)

     the Primary Social Security Benefits which the Participant could elect to receive, approximately equals the amount of the monthly annuity paid prior to the Participant's 62nd birthday. A Participant who is entitled to an Early Retirement Benefit under Section 7 and who elects to have such benefit commence prior to age 62 may elect the Level Income Option, unless the Primary Social Security Benefits which the Participant could elect to receive at age 62 would equal or exceed the amount of the monthly annuity payments prior to age 62 or unless the Participant is receiving Social Security disability benefits. Such election shall be subject to the approval of the Participant's spouse, given in accordance with the requirements for spousal consent under Subsection 12(d).

    (b)  Five Year Certain Benefit.  If a Participant who retires prior to
         -------------------------
January 2, 1984, is receiving retirement benefits in the form of an Individual Life Annuity or a Joint and Survivor Annuity pursuant to Sections 6, 7, or 8 (but not a Participant receiving a Termination Benefit pursuant to Section 9) and dies before the Participant (or the Participant and the Participant's Joint Annuitant) has received 60 monthly payments, the Participant's Beneficiary shall receive the same benefits (other than any benefits attributable to employee contributions) the Participant was receiving until the number of monthly payments made to the Participant (or the Participant and the Participant's Joint Annuitant) and the Beneficiary equals 60. Any Participant who commences participation in this Plan prior to January 2, 1984, and retires after January 1, 1984, entitled to retirement benefits under this Plan shall receive benefits without the Five Year Certain Benefit described in the preceding sentence in an amount not less than the actuarial equivalent, calculated in accordance with Exhibit E-5, of the retirement benefits the Participant had accrued under this plan as of January 1, 1984 (based upon his Final Average Monthly Earnings as of that date), payable with the Five Year Certain Benefit.

     (c)  Normal Form of Annuity Benefit.  If a married Participant fails to
          ------------------------------
make an effective election under (d) or (e) below during the election period, such Participant's annuity benefit shall be paid in the form of a 50% Joint and Survivor's Annuity, and such Participant's spouse shall be

                                                                   SECTION 12(c)

the Joint Annuitant. If an unmarried Participant fails to make an effective election under (e) below during the election period, such Participant's benefit shall be paid in the form of an Individual Life Annuity. The Company shall determine whether a Participant is married as of the date when payment of the Participant's benefit is to commence.

     (d)  Election of Individual Life Annuity By a Married Participant.  A
          ------------------------------------------------------------
married Participant may elect an Individual Life Annuity in lieu of a 50% Joint and Survivor's Annuity by filing the prescribed form with the Company at any time during the election period. Such election shall be subject to the written consent of the Participant's spouse, acknowledging the effect of the election and witnessed by a Plan representative or a notary public. Such spousal consent shall not be required if the Participant establishes to the satisfaction of FMC that the consent of the spouse may not be obtained because there is no spouse or the spouse cannot be located. Such an election may be revoked and changed at any time during the election period but shall be irrevocable thereafter. The election period shall begin on the later of the date participation commences or 180 days prior to the date on which the Participant could first elect to have a benefit commence hereunder and end on the later of the date as of which benefits hereunder are to commence or 60 days after any information described in (iii) below has been mailed or personally delivered to the Participant. Prior to the beginning of the election period (or, if the election period begins on the date participation commences, on or about such date) the Company shall provide (by mail or personal delivery) each married Participant with the following information in writing:

          (i) Notice of the right of the Participant's spouse to consent to any election to receive an Individual Life Annuity;

          (ii) The right of such Participant to revoke such election, and the effect of such revocation;

          (iii) A general description of the 50% Joint and Survivor's Annuity payable pursuant to Section 12(c) if an election is not made pursuant to this Section 12(d);

          (iv) The general financial effect of an election to receive an Individual Life
                                                               SECTION 12(d)(iv)

     Annuity in lieu of a 50% Joint and Survivor's Annuity; and

          (v) A statement that the Participant has the right to request in writing information on the particular financial effect of an election by the Participant to receive an Individual Life Annuity in lieu of a 50% Joint and Survivor's Annuity. Any such request shall be made only within 90 days after the date the information described in (i), (ii), (iii), and
     (iv) above is mailed (or in the case of personal delivery, delivered) to the Participant, and the Company shall not be obligated to comply with more than one such request. Any information provided pursuant to this subparagraph will be personally delivered to the Participant or mailed by first class mail (postage prepaid) within 30 days after the date of the Participant's request and will be based upon the estimated benefits to which the Participant will be entitled as of the later of the first day on which such benefits could commence or the last day of the Plan Year in which the Participant's request is received. If a Participant files an election (or revokes an election) pursuant to this Section 12(d) less than 60 days prior to the date as of which benefits are to commence, such Participant's initial payments may be delayed for administrative reasons. In such event, the payments shall begin as soon as practicable and shall be made retroactively to such date.

     (e)  Election of Other Optional Annuity Forms.  A Participant may elect any
          ----------------------------------------
optional form of annuity described in (a) above by filing the prescribed form with the Company at any time during the election period. Such an election may be revoked or changed at any time during the election period, but shall become irrevocable thereafter. The election period shall be the 60-day period ending with the date as of which benefits hereunder are to commence. If a Participant files an election (or revokes an election) pursuant to this Section 12(e) less than 60 days prior to the date as of which benefits are to commence, such Participant's initial payments may be delayed for administrative reasons. In such event, the payments shall begin as soon as practicable and shall be made retroactively to such date.

     Upon written request from a Participant the Company will provide the Participant (but not

                                                                   SECTION 12(e)

more frequently than once every 12 months) with information with respect to the financial consequences of an election to receive an optional form of annuity.

     (f)  Joint Annuitants.  A Participant may designate any individual as the
          ----------------
Joint Annuitant; provided, however, that a designation of any individual other than the Participant's spouse shall be subject to the approval of the Company and the Participant's spouse, given in accordance with the requirements for spousal consent under Subsection 12(d). As a condition to such approval, the Company may require satisfactory proof that the Participant is in good health.
A Participant who elects a joint and survivor's annuity under (e) above shall designate a Joint Annuitant when making such an election. A designation of a Joint Annuitant may be revoked or changed at any time during the applicable election period described in (e) above but shall become irrevocable thereafter. If the Joint Annuitant dies on or after the date as of which payment of the Participant's joint and survivor's annuity is to commence, the Participant shall continue to receive the reduced monthly annuity.

                         SECTION 13.   CLAIM PROCEDURE.
                         ------------------------------

     (a)  Inquiries and Applications for Benefits.  Any application for benefits
          ---------------------------------------
under the Plan and all inquiries concerning the Plan shall be submitted to the Company at such address as may be announced to Participants from time to time. Applications for benefits shall be in writing on the form prescribed by the Company and shall be signed by the Participant or, in the case of a benefit payable after the death of the Participant, by the Participant's Joint Annuitant or Beneficiary, as the case may be.

     (b)  Denial of Applications.  The Company shall give written notice of its
          ----------------------
decision on any application to the applicant. In the event any application for benefits is denied in whole or in part, the Company shall notify the applicant in writing of the right to a review of the denial. Such written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any information or material necessary to perfect the application, an explanation of

                                                                   SECTION 13(b)

why such material is necessary and an explanation of the Plan's review procedure. Such written notice shall be given to the applicant within a reasonable period of time after the Company receives the application, based on its customary procedures in processing such claims.

                        SECTION 14.   APPEAL PR0CEDURE.
                        -------------------------------
     (a) The Review Panel.  The Company shall appoint a "Review Panel," which
         ----------------
shall consist of three or more individuals who may (but need not) be employees of the Company. The Review Panel shall be the named fiduciary which has the authority to act with respect to any appeal from a denial of benefits under the Plan.

     (b) Requests for a Review.  Any person (or his authorized representative)
         ---------------------
whose application for benefits is denied in whole or in part may appeal the denial by submitting to the Review Panel a request for a review of the application within three months after receiving written notice of the denial. The Company shall give the applicant or such representative an opportunity to review pertinent materials (other than legally privileged documents) in preparing such request for review. The request for review shall be in writing and addressed as follows: "Review Panel of the Employee Welfare Benefits Plan Committee, 200 East Randolph Drive, Chicago, Illinois 60601." The request for review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters which the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

     (c) Decision on Review.  The Review Panel shall act upon each request for
         ------------------
review within 60 days after receipt thereof unless special circumstances require further time for processing, but in no event shall the decision on review be rendered more than 120 days after the Review Panel receives the request for review. The Review Panel shall give prompt, written notice of its decision to the Company and to the applicant. In the event the Review Panel confirms the denial of the application for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific

                                                                   SECTION 14(c)

references to the Plan provisions on which the decision is based.

     (d) Rules and Procedures.  The Review Panel shall establish such rules and
         --------------------
procedures, consistent with ERISA and the Plan, as it may deem necessary or appropriate in carrying out its responsibilities under this Section 14.

     (e) Exhaustion of Remedies.  No legal or equitable action for benefits
         ----------------------
under the Plan shall be brought unless and until the claimant (i) has submitted a written application for benefits in accordance with Section 13(a), (ii) has been notified by the Company that the application is denied, (iii) has filed a written request for a review of the application in accordance with (b) above and
(iv) has been notified in writing that the Review Panel has affirmed the denial of the application; provided that legal action may be brought after the Review Panel has failed to take any action on the claim within the time prescribed in
(c) above.

             SECTION l5.  ADMINISTRATION AND OPERATION OF THE PLAN.
             ------------------------------------------------------
     (a) Administrative Responsibilities.  The Company is the "plan sponsor" and
         -------------------------------
the "administrator" of the Plan, as such terms are used in ERISA. The Company is the named fiduciary which has the authority to control and manage the operation and administration of the Plan. The Company shall make such rules, regulations, interpretations and computations and shall take such other action to administer the Plan as it may deem appropriate. The Company, as plan administrator, has discretionary authority to construe and interpret the terms of the Plan, including, but not limited to, deciding all questions of eligibility, determining the amount, manner and time of payment of any benefits under the Plan, and correcting ambiguities, inconsistencies, or omissions. The Company may delegate this authority in certain circumstances, subject to review by the Company under applicable procedures. In administering the Plan, the Company shall act in a nondiscriminatory manner to the extent required by section 401(a) and related sections of the Code and shall at all times discharge its duties with respect to the Plan in accordance with the standards set forth in section 404(a)(1) of ERISA.

     (b) Management of Plan Assets.  The Company is the named fiduciary with
         -------------------------
respect to
                                                                   SECTION 15(b)

control over and management of the Plan's assets only to the extent that it (i) shall appoint one or more Trustees to hold all assets of the Plan in Trust and shall enter into a Trust Agreement with each Trustee it appoints, (ii) shall have the authority to appoint one or more Investment Managers for any Plan assets and to enter into an investment management agreement with each Investment Manager it appoints and (iii) may direct the allocation of Plan assets among equity securities, debt instruments or other general investment categories.

     (c) Trustees and Investment Managers.  Each Trustee appointed under (b)
         --------------------------------
above shall have the exclusive authority and discretion to control and manage the Plan assets held in Trust by it, except to the extent that the Company (i) allocates the authority to manage such assets to one or more Investment Managers or (ii) directs the allocation of such assets among general investment categories. Each Investment Manager appointed under (b) above shall have the exclusive authority to manage, including the power to acquire and dispose of, the Plan assets assigned to it by the Company, except to the extent that the Company directs the allocation of such assets among general investment categories. The Trustee or each Investment Manager shall be solely responsible for diversifying the investment, in accordance with section 404(a)(1)(C) of ERISA, of the Plan assets assigned to it by the Company, subject to any directions of the Company with respect to the allocations of Plan assets among general investment categories.

     (d) Delegation of Fiduciary Responsibilities.  The Company may engage such
         ----------------------------------------
attorneys, actuaries, accountants, and consultants to render advice or to perform services with regard to its responsibilities under the Plan as it shall determine to be necessary or appropriate. The Company may designate by written instrument one or more actuaries, accountants or consultants as fiduciaries to carry out, where appropriate, fiduciary responsibilities of the Company. The Company's duties and responsibilities under the Plan shall be carried out by its directors, officers and employees, acting on behalf of and in the name of the Company in their capacities as directors, officers and employees and not as individual fiduciaries. Except as provided in Section 14(a) (Review Panel), no director, officer nor employee of the Company shall be a fiduciary with

                                                                   SECTION 15(d)

respect to the Plan unless he or she is specifically so designated and expressly accepts such designation. Notwithstanding the foregoing, the Company may appoint a committee (the "Committee") consisting of at least three persons to be the "administrator" and "named fiduciary" of the Plan with the authority to control and manage the operation and administration of the Plan. Any members of the Committee who are Employees shall not receive compensation for their services for the Committee.

     (e) Indemnification.  The Company shall indemnify any past, present,
         ---------------
additional or replacement director, officer or employee, of the Company who is, or who is claimed to be, a fiduciary with respect to the Plan, or his estate, heirs, or legal representatives in the event of his death or incompetency, against any and all claims, losses, damages, fees, fines, interest, penalties, taxes, expenses, including but not limited to counsel fees, incurred by such persons and any liability or claim of liability to which they may be subjected, including any amounts paid in settlement with the Company's approval, arising from any such person's action or failure to act in connection with the administration of this Plan or the investment of the Trust Fund, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of such person.

                       SECTION 16.  FUNDING OF THE PLAN.
                       ---------------------------------
     (a) Actuarial Cost Method.  The Company shall determine the actuarial cost
         ---------------------
method to be used in determining costs and liabilities under the Plan pursuant to section 301 et seq., of ERISA, and section 412 of the Code. The Company shall review such actuarial cost method from time to time, and if it determines from review that such method is no longer appropriate, then it shall petition the Secretary of the Treasury for approval of a change of actuarial cost method.

     (b) Cost of the Plan.  Annually the Company shall determine the normal cost
         ----------------
of the Plan for the Plan Year and the amount (if any) of the unfunded past service cost on the basis of the actuarial cost method established for the Plan using actuarial assumptions which, in the aggregate, are reasonable. The Company shall also determine the contributions required to be made for each

                                                                   SECTION 16(b)

Plan Year by the Company in order to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year determined pursuant to sections 302 through 305 of ERISA and section 412 of the Code.

     (c) Funding Policy.  The Company shall cause contributions to be made to
         --------------
the Plan for each Plan Year in the amount necessary to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year; provided, however, that this obligation shall cease when the Plan is terminated. In the case of a partial termination of the Plan, this obligation shall cease with respect to those Participants, Joint Annuitants and Beneficiaries who are affected by such partial termination.

     (d) Cash Needs of the Plan.  The Company from time to time shall estimate
         ----------------------
the benefits and administrative expenses to be paid out of the Plan during the period for which the estimate is made and shall also estimate the contributions to be made to the Plan during such period by the Company. The Company shall inform the Trustees of the estimated cash needs of and contributions to the Plan during the period for which such estimates are made. Such estimates shall be made on an annual, quarterly, monthly or other basis, as the Company shall determine.

     (e) Public Accountant.  The Company shall engage an independent qualified
         -----------------
public accountant to conduct such examinations and to render such opinions as may be required by section 103(a)(3) of ERISA. The Company in its discretion may remove and discharge the person so engaged, but in such case it shall engage a successor independent qualified public accountant to perform such examinations and to render such opinions.

     (f) Enrolled Actuary.  The Company shall engage an enrolled actuary to
         ----------------
prepare the actuarial statement described in section 103(d) of ERISA and to render the opinion described in section 103(a)(4) of ERISA. The Company in its discretion may remove and discharge the person so engaged, but in such event it shall engage a successor enrolled actuary to perform such examination and render such opinion.

     (g) Basis of Payments to the Plan.  After April 30, 1969, all contributions
         -----------------------------
to the Plan shall
                                                                   SECTION 16(g)

be made by the Company, and no contributions shall be required of or permitted by Participants. All Employee Contributions made prior to May 1, 1969, shall be held by the Trustee as part of the Trust Fund established pursuant to the Trust Agreement. From time to time the Company shall make such contributions to the Plan as it determines to be necessary or desirable in order to fund the benefits provided by the Plan, including medical benefits provided for retired employees, their spouses and dependents pursuant to Supplement A attached hereto and by this reference incorporated herein, and any expenses thereof which are paid out of the Trust Fund and in order to carry out the obligations of the Company set forth in (c) above. All contributions to the Plan shall be held by the Trustee in accordance with the Trust Agreement.

     (h) Basis of Payments from the Plan.  All benefits payable under the Plan
         -------------------------------
shall be paid by the Trustee out of the Trust Fund pursuant to the directions of the Company and the terms of the Trust Agreement. The Trustee shall pay all proper expenses of the Plan and the Trust Fund out of the Trust Fund, except to the extent paid by the Company.

              SECTION 17.   AMENDMENT AND TERMINATION OF THE PLAN.
              ----------------------------------------------------
     (a) Future of the Plan.  The Company expects to continue the Plan
         ------------------
indefinitely. Future conditions, however, cannot be foreseen, and the Company retains the authority to amend or to terminate the Plan at any time and for any reason. The Company may amend, modify, or terminate this Plan at any time by resolution of the FMC Board of Directors or by resolution of or other action recorded in the minutes of the FMC Employee Welfare Benefits Plan Committee or its Administration Subcommittee. The execution and delivery by the Chairman of the Board, the President, or any Vice President of FMC of an amendment to the Plan, a restated Plan, or other plan instrument reflecting such amendment, modification, or termination shall conclusively evidence such amendment, modification, or termination.

     (b) Amendments of the Plan.  No amendment of the Plan shall (i) reduce the
         ----------------------
benefit of any Participant accrued under the Plan before such amendment is adopted or (ii) divert any part of the assets of the Plan to purposes other than the exclusive purpose of providing benefits to the

                                                                   SECTION 17(b)

Participants, Joint Annuitants and Beneficiaries who have an interest in the Plan and of defraying the reasonable expenses of administering the Plan and the Trust Fund. No amendment to the Plan (including a change in the actuarial basis for determining optional benefits or Early Retirement Benefits) shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's accrued benefit may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of (1) eliminating or reducing an Early Retirement Benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment shall be treated as reducing accrued benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

     (c) Termination of the Plan.  Upon termination of the Plan, no part of the
         -----------------------
Trust Fund shall revert to the Company or be used for or diverted to purposes other than the exclusive purpose of providing benefits to the Participants, Joint Annuitants and Beneficiaries who have an interest in the Plan and of defraying the reasonable expenses of administering the Plan and the Trust Fund and such termination, except as otherwise provided in (d) below. Upon termination of the Plan, each Participant's rights to benefits accrued hereunder shall be vested and nonforfeitable. Upon termination of the Plan, the Trust shall continue until the Trust Fund has been distributed as provided in (d) below. Any other provision hereof notwithstanding, the Company shall have no obligation to continue making contributions to the Plan after termination of the Plan. Except as

                                                                   SECTION 17(c)

otherwise provided in ERISA, neither the Company nor any other person shall have any liability or obligation to provide benefits hereunder after such termination in excess of the value of the Trust Fund. Upon such termination, Participants, Joint Annuitants, and Beneficiaries shall obtain benefits solely from the Trust Fund. Upon partial termination of the Plan, this Subsection (c) shall apply only with respect to such Participants, Joint Annuitants and Beneficiaries as are affected by such partial termination.

     (d)  Allocation of Trust Fund on Termination.  On termination of the Plan,
          ---------------------------------------
the Trust Fund shall be allocated by the Company on an actuarial basis among Participants, Joint Annuitants and Beneficiaries in the manner prescribed by section 4044 of ERISA (a copy of which is attached hereto as Exhibit B and by this reference incorporated herein). Any residual assets of the Trust Fund remaining after such allocation shall be distributed to the Company if (i) all liabilities of the Plan to Participants, Joint Annuitants and Beneficiaries have been satisfied and (ii) such a distribution does not contravene any provision of law. The foregoing notwithstanding, if any remaining assets of the Plan are attributable to Employee Contributions, such assets shall be equitably distributed to the Participants who made such contributions (or to their Beneficiaries) in accordance with their rate of contribution. Effective January 1, 1989, the benefit of any highly compensated employee or former employee (determined in accordance with section 414(g) of the

Code and regulations thereunder) shall be limited to a benefit that is non-discriminatory under section 401(a)(4) of the Code. In the event of a partial termination of the Plan, the Company shall arrange for the division of the Trust Fund, on a nondiscriminatory basis to the extent required by section 401 of the Code, into the portion attributable to those Participants, Joint Annuitants and Beneficiaries who are not affected by such partial termination and the portion attributable to such persons who are so affected. The portion of the Trust Fund attributable to persons who are so affected shall be allocated in the manner prescribed by section 4044 of ERISA.

                        SECTION 18. BENEFIT LIMITATIONS.
                        --------------------------------
     (a) Limitation on Accrued Benefit.  Effective January 1, 1987,
         ------------------------------
notwithstanding any
                                                                   SECTION 18(a)

provision of the Plan to the contrary, the accrued benefit, including the right to any optional benefits provided in the Plan (and all other defined benefit plans required to be aggregated with this Plan under section 415 of the Code) shall not increase to an amount in excess of the amount permitted under section 415 of the Code when distribution of benefits to the Participant commences.

     (b) Multiple Plan Reduction.  With respect to a Plan Year, if a Participant
         -----------------------
is (or has been) a participant in any defined contribution plan (whether or not terminated) maintained by the Company, the sum of the Participant's defined benefit plan fraction (as defined under Code section 415(e)(2)) and defined contribution plan fraction (as defined under Code section 415(e)(3)) shall not exceed one (1). If such sum exceeds one, the participant's defined benefit plan fraction shall be reduced until such sum equal one (1).

     (c) Annual Compensation Limit.  The accrued benefit of each "section
         -------------------------
401(a)(17) employee" under this Plan will be the greater of the accrued benefit determined for the Employee under (1) or (2) below:

       (1) The Employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the

     Employee's total Years of Service taken into account under the Plan for the purposes of benefit accruals, or

       (2)  the sum of:

          (A) the employee's accrued benefit as of the last day of the last Plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations under the Code, and

          (B) the employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's Years of Service credited to the Employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

                                                             SECTION 18(c)(2)(B)

  A "section 401(a)(17) employee" means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Earnings for a Year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

                       SECTION 19. TOP HEAVY PROVISIONS.
                       ---------------------------------
     (a) Top Heavy Plan Requirements. For any Top Heavy Plan Year, the Plan
         ---------------------------
shall provide the following:

       (i) special vesting requirements of Code section 416(b) pursuant to Section l9(d) of the Plan;

       (ii) special minimum benefit requirements of Code section 416(c) pursuant to Section l9(c) of the Plan;

       (iii) special Earnings requirements of Code section 416(d) pursuant to
     Section 21(i) of the Plan.

     (b) Determination of Top Heavy Status.
         ---------------------------------

       (1) This Plan shall be a Top Heavy Plan for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date, (1) the present value of accrued benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the present value of accrued benefits and the aggregate accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

          If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's present value of accrued benefits and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, for Plan

                                                                SECTION 19(b)(1)

     Years beginning after December 31, 1984, if a Participant or Former Participant has not received any compensation from the Company (other than benefits under the Plan) at any time during the five-year period ending on the Determination Date, the Aggregate Account and/or present value of accrued benefits for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

       (2) This Plan shall be a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date,
     (A) the present value of accrued benefits of Key Employees and (B) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the present value of accrued benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

       (3) Aggregate Account: A Participant's Aggregate Account as of the Determination Date shall be determined under applicable provisions of the defined contribution plan used in determining Top Heavy Plan status.

       (4) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

          (A) Required Aggregation Group. In determining a Required Aggregation Group hereunder, each plan of the Affiliated Group in which a Key Employee is a participant, and each other plan of the Affiliated Group which enables any plan in which a Key Employee participates to meet the requirements of Code sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as Required Aggregation Group.

          In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy

                                                             SECTION 19(b)(4)(A)

       Plan if the Required Aggregation Group is not a Top Heavy Group.

          (B) Permissive Aggregation Group: The Company may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

          In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

          (C) Only those plans of the Affiliated Group in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

       (5) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

       (6) Present Value of Accrued Benefit: In the case of a defined benefit plan, a Participant's present value of accrued benefits shall be determined:

          (A) As of the most recent "Actuarial Valuation Date," which is the most recent valuation date within a twelve (12) month period ending on the Determination Date.

          (B) For the first Plan Year, as if (a) the Participant terminated service as of the Determination Date; or (b) the Participant terminated service as of the Actuarial Valuation Date, but taking into account the estimated present value of accrued benefits as of the Determination Date.

          (C) For any other Plan Year, as if the Participant terminated service as of the actuarial valuation date.

                                                             SECTION 19(b)(6)(D)

          (D) The Actuarial Valuation Date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that Plan Year.

       (7) The calculation of a Participant's present value of accrued benefits as of a Determination Date shall be the sum of:

          (A) The present value of accrued benefits using the actuarial assumptions of Exhibit E-4.

          (B) Any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's present value of accrued benefits as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted.

          (C) Any Employee Contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible Qualified Voluntary Employee Contributions shall not be considered to be a part of the Participant's present value of accrued benefits.

          (D) With respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Participant and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan

                                                             SECTION 19(b)(7)(D)

       transfers accepted after December 31, 1983, as part of the Participant's present value of accrued benefits. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984, shall be considered as part of the Participant's present value of accrued benefits.

          (E) With respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Participant or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's present value of accrued benefits, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

       (8) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

          (A) The present value of accrued benefits of Key Employees under all defined benefit plans included in the group, and

          (B) The Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

       (9) Notwithstanding anything herein to the contrary, the effective date otherwise provided for herein for the application of Code section 416 to this Plan (Plan Years beginning after December 31, 1983) shall be extended in accordance with any act of Congress or regulatory authority.

     (c) Minimum Benefit Requirement for Top Heavy Plan.
         ----------------------------------------------
       (1) The minimum accrued benefit (expressed as an Individual Life Annuity commencing at Normal Retirement Date) derived from Company contributions to be provided under this Section for each Non-Key Employee who is a Participant for any Plan

                                                                SECTION 19(c)(1)

     Year in which this Plan is a Top Heavy Plan shall equal the product of (A) one-twelfth (1/12th) of "416 Compensation" averaged over the 5 consecutive Plan Years (or actual number of Plan Years if less) which produce the highest average and (B) the lesser of (i) two percent (2%) multiplied by Years of Vesting Service or (ii) twenty percent (20%).

       (2) For purposes of providing the minimum benefit under Code section 416, a Non-Key Employee who is not a Participant solely because (A) his compensation is below a stated amount or (B) he declined to make mandatory contributions to the Plan will be considered to be a Participant.

       (3) For purposes of this Section, Years of Vesting Service for any Plan Year ending prior to January 1, 1984, or for any Plan Year during which the Plan was not a Top Heavy Plan shall be disregarded.

       (4) For purposes of this Section, 416 Compensation for any Plan Year ending prior to January 1, 1984, or subsequent to the last Plan Year during which the Plan is a Top Heavy Plan shall be disregarded.

       (5) For the purposes of this Section, "416 Compensation" shall mean W-2 wages for the calendar year ending with or within the Plan Year, and shall be limited to $200,000 in Top Heavy Plan Years.

       (6) If payment of the minimum accrued benefit commences at a date other than Normal Retirement Date, or if the form of benefit is other than on Individual Life Annuity, the minimum accrued benefit shall be the actuarial equivalent of the minimum accrued benefit expressed as an Individual Life Annuity commencing at Normal Retirement Date pursuant to Exhibits E-l, E-2, E-3, and E-4.

       (7) For any Plan Year when the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and (B) a Key Employee is a Participant in both this Plan and a defined contribution plan included in a required Aggregation Group which is top heavy, the extra minimum accrued benefit (required by Sections 18(f)(3)(H) and 18(f)(4) to provide the higher

                                                                SECTION 19(c)(7)

     limitations) shall be provided for each Non-Key Employee who is a Participant by substituting three percent (3%) for two percent (2%) and thirty percent (30%) for twenty percent (20%) in (1) above.

       (8) In lieu of the above, if a Non-Key Employee participates in this Plan and a defined contribution plan included in a Required Aggregation Group which is top heavy, a minimum allocation of five percent (5%) of 416 Compensation shall be provided under the defined contribution plan. If the defined contribution plan is amended so that the minimum benefits are no longer provided under the defined contribution plan, the minimum benefits shall be provided under this Plan. However, for any Plan Year when (A) the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and (B) a Key Employee is a Participant in both this Plan and a defined contribution plan included in a Required Aggregation Group which is top heavy, seven and one-half percent (7-1/2%) shall be substituted for five percent (5%) above.

       (9) To the extent required to be nonforfeitable under Section l9(d), the minimum accrued benefit under this Section may not be forfeited under Code section 411(a)(3)(B) or Code section 411(a)(3)(D).

     (d) Vesting Requirement for Top Heavy Plan.
         ---------------------------------------
       (1) Notwithstanding any other provision of this Plan, for any Top Heavy Plan Year, the vested portion of any Participant's accrued benefit shall be determined on the basis of the Participant's number of Years of Vesting Service according to the following schedule:

                                Vesting Schedule
                                ----------------
                     Years of Service    Percentage
                     ----------------    ----------
                        1 - 2                    0%
                                                 --
                            3                  100%
                                               ----

                                                                SECTION 19(d)(1)

       If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Company may, in its sole discretion, elect to (1) continue to apply this vesting schedule in determining the vested portion of any Participant's accrued benefit, or (2) revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment.

       (2) The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. In the event that this Plan is amended to change or modify any vesting schedule, a Participant with at least five (5) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of

          (i)  the adoption date of the amendment,

          (ii)  the effective date of the amendment, or

          (iii) the date the Participant receives written notice of the amendment from the Company.

                     SECTION 20.  MISCELLANEOUS PROVISIONS.
                     --------------------------------------
     (a) Subsequent Changes.  Except as provided in Exhibit D, all benefits to
         ------------------
which any Participant, Joint Annuitant, or Beneficiary may be entitled hereunder shall be determined under the Plan in effect when the Participant ceases to be an Eligible Employee and shall not be affected by any subsequent change in the provisions of the Plan, unless the Participant again becomes an Eligible Employee.

     (b) Plan Mergers.  The Plan shall not be merged or consolidated with any
         ------------
other plan, and no assets or liabilities of the Plan shall be transferred to any other plan, unless each Participant would receive a benefit immediately after such merger, consolidation or transfer (if the Plan then

                                                                   SECTION 20(b)

terminated) which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then been terminated).

     (c) No Assignment of Property Rights.  The interest or property rights of
         --------------------------------
any person in the Plan, in the Trust Fund or in any payment to be made under the Plan shall not be assignable nor be subject to alienation or option, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation of this Subsection (c) shall be void. This provision shall not apply to a "qualified domestic relations order" defined in Code section 414(p), and those other domestic relations orders permitted to be so treated by FMC under the provisions of the Retirement Equity Act of 1984. FMC shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

     (d) Beneficiary.  The "Beneficiary" of a Participant shall be the person or
         -----------
persons so designated by such Participant. If no Beneficiary has been designated or if the designated Beneficiary is not living when a Plan Benefit is to be distributed, the Beneficiary shall be such Participant's spouse if then living or, if not, such Participant's then living children in equal shares or, if there are no children, such Participant's estate. A Participant may revoke and change a designation of a Beneficiary at any time. A designation of a Beneficiary, or any revocation and change thereof, shall be effective only if it is made in writing in a form acceptable to the Company and is received by it prior to the Participant's death.

     (e) Incapacity.  If, in the opinion of the Company, any person becomes
         ----------
unable to handle properly any property distributable under the Plan, the Company may make any arrangement for distribution on such person's behalf that it determines will be beneficial to such person, including

                                                                   SECTION 20(e)

(without limitation) distribution to such person's guardian, conservator, spouse or dependent.

     (f) Employment Rights.  Nothing in the Plan shall be deemed to give any
         -----------------
person a right to remain in the employ of the Affiliated Group or affect any right of the Affiliated Group to terminate a person's employment with or without cause.

     (g) Reemployment and Suspension of Annuities.  After December 31, 1987, if
         ----------------------------------------
any Participant who is receiving annuity benefits hereunder is reemployed by the Affiliated Group, the payment of such benefits shall be suspended as provided in
Section 8(b) until such Participant's employment again terminates, or the benefits otherwise become payable as provided in Section 8(c), at which time such Participant's benefits shall be redetermined (but not decreased) in accordance with the applicable provisions of the Plan in effect when the Participant again ceases to be an Eligible Employee.

     (h) Proof of Age and Marriage.  Participants and Joint Annuitants shall
         -------------------------
furnish proof of age and marital status satisfactory to the Company at such time or times as it shall prescribe. The Company may delay the disbursement of any benefits under the Plan until all pertinent information with respect to age or marital status has been furnished and then make payment retroactively.

     (i) Small Annuities.  If any monthly annuity benefits under the Plan would
         ---------------
be less than $20, the Company may direct that such benefits be paid on a quarterly basis in advance.

     The Company shall pay any benefit which has a present actuarial value (determined using the lesser of the actuarial assumptions in effect under this Plan as shown on Exhibit E-4 attached hereto and by this reference incorporated herein or the rate used by the Pension Benefit Guaranty Corporation for plan terminations) of $3,500 or less to a Participant, Beneficiary or Joint Annuitant in a lump sum. If a lump sum distribution is so paid and the Participant is thereafter reemployed by the Company, the Participant shall have the option to repay to the Plan the amount of such distribution, together with interest at the rate of 5% per annum (or such other rate as may be prescribed pursuant to section 411(c)(2)(C)(III) of the Code), compounded annually from the date of the distribution to the date of repayment. If a reemployed Participant does not make such repayment, no part of the Service with respect to which the lump sum distribution was made shall

                                                                   SECTION 20(i)
count as "Service" or "Credited Service."

     (j) Choice of Law.  The Plan and all rights thereunder shall be interpreted
         -------------
and construed in accordance with ERISA and, to the extent that state law is not preempted by ERISA, the law of the State of Illinois.

     (k) Direct Rollover Option.  Notwithstanding any provision of the Plan to
         ----------------------
the contrary that would otherwise limit a distributee's election under this
Section 20(k), a distributee may elect, at the time and in the manner prescribed by the Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (1) As used in this Section 20(k), an "eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a year.

          (2) As used in this Section 20(k), an "eligible retirement plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. In the case of an eligible rollover distribution to the surviving spouse, however, an eligible retirement plan is an individual

                                                                SECTION 20(k)(2)
     retirement account or individual retirement annuity.

          (3) As used in this Section 20(k), a "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

       (4) As used in this Section 20(k), a "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

                           SECTION 21.  DEFINITIONS.
                           -------------------------
    (a) "Affiliate" means, effective January 1, 1994, any corporation (other than FMC or a Foreign Subsidiary), or unincorporated trade or business with respect to which at least 50 percent of the total combined voting power of all classes of stock entitled to vote or not less than 80 percent of the total value of shares of all classes of stock (or, in the case of an unincorporated trade or business, a "controlling interest" as defined in regulations under section 414(c) of the Code) is owned by:

       (i)  FMC;

       (ii) One or more corporations or unincorporated trades or businesses owned by FMC as described in subdivision (i); or

       (iii) FMC and one or more corporations or unincorporated trades or businesses owned by FMC as described in subdivision (i).

     (b) "Affiliated Group" means, effective January 1, 1994, (i) FMC and (ii) any corporation or unincorporated trade or business (including an Affiliate) in which FMC and/or one or more Affiliates own either stock possessing at least 80 percent of the total combined voting power of all classes of stock entitled to vote or at least 80 percent of the total value of all shares of all classes of stock (or in the case of an unincorporated trade or business, a "controlling interest" as defined in regulations under section 414(c) of the Code).

                                                                   SECTION 21(c)

     (c) "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Company or employee contributions, used to determine Top Heavy Plan status under the provisions of a defined contribution plan included in any Aggregation Group (as defined in Section 19).

     (d) "Beneficiary" means the person or persons determined pursuant to
Section 20(d).

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Company" means FMC, and any predecessor companies of FMC and any Affiliates which FMC has designated as participating companies with respect to the Plan and which have accepted participation in this Plan as the principal funded deferred compensation plan to provide retirement benefits for Eligible Employees. The designation of any Affiliate as a participating company may be subject to such terms and conditions as FMC may determine.

     (g) "Early Retirement Benefit" means the benefits determined pursuant to
Section 7.

     (h) "Early Retirement Date" means (i) in the case of an Employee who becomes a Participant before January 1, 1984, the Participant's 55th birthday and (ii) in the case of an Employee who becomes a Participant after December 31, 1983, the later of the Participant's 55th birthday and the date he acquires ten
(10) years of Credited Service.

     (i) "Earnings" means, effective January 1, 1989, the Participant's total compensation earned as an Eligible Employee, including overtime, administrative and discretionary bonuses earned, his Employee-elected Company contributions under the Thrift Plan, and sales bonuses and sales commissions earned (whether or not paid), but excluding awards, deferred compensation, severance pay, accrued (but not earned) vacation and other special payments such as relocation or moving expense allowances. Earnings also include sick pay or sickness benefits, but not disability benefits from the Long-Term Disability Plan for Employees of FMC Corporation. Earnings shall be determined by the Company under such written rules and procedures as it shall adopt from time to time, and any such determination shall be conclusive and binding on all persons.

       After December 31, 1988, and before January 1, 1994, Earnings in excess of $200,000

                                                                   SECTION 21(i)

(or such other amount as the Secretary of the Treasury may designate) shall be disregarded. After December 31, 1993, Earnings in excess of $150,000 (as adjusted for the cost-of-living in accordance with section 401(a)(17)(B) of the
Code) shall be disregarded.

       In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Earnings of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

       For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

       If Earnings for any prior determination period are taken into account in determining an employee's benefits accruing in the current Plan Year, the Earnings for that prior determination period are subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     (j) "Eligible Employee" means, effective December 31, 1987, an Employee who is employed by the Company on a salaried basis or in such other classifications as the Company may designate as salaried positions. The foregoing notwithstanding, "Eligible Employee" does not include (i) any Employee whose employment is covered by a collective bargaining agreement

                                                                   SECTION 21(j)

unless such agreement expressly provides for participation in the Plan by such Employee, (ii) any leased employee as defined in Code section 414 (n)(2), and
(iii) any Employee who generally resides outside the United States or whose principal duties generally are performed outside the United States as determined by the Company, unless such individual is a United States citizen or permanent resident alien or the Company designates such individual as an Eligible Employee. Any individual who is a United States citizen or permanent resident alien and who is employed by a Foreign Subsidiary in a position which would make such individual an Eligible Employee if employed by the Company shall be deemed to be employed by the Company, provided that no entity other than the Company makes contributions under any funded plan of deferred compensation (other than the Thrift Plan or any governmental retirement plan) with respect to the remuneration such individual receives from such Foreign Subsidiary. An individual's status as an Eligible Employee shall be determined by the Company. Subject to the appeal procedure described in Section 14, such determination shall be conclusive and binding on all persons.

     (k) "Employee" means any individual who is employed by the Affiliated Group, including, effective December 31, 1987, a leased employee as defined in Code section 414(n)(2).

     (1) "ERISA" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     (m) "50% Joint and Survivor's Annuity" means the annuity determined pursuant to Section 12(a)(ii).

     (n) "FMC" means FMC Corporation, a Delaware corporation.

     (o) "Final Average Yearly Earnings" means one-fifth (1/5) of the sum of the Participant's Earnings while an Eligible Employee for the sixty (60) consecutive calendar months (not taking into account months in which the Participant had no Earnings) out of the past one hundred and twenty (120) calendar months in which such Earnings were the highest. If the commencement of a Participant's retirement benefits hereunder is preceded by a period of long-term disability, the

                                                                   SECTION 21(o)

Company may adjust Final Average Yearly Earnings on a nondiscriminatory basis.

     (p) "Foreign Subsidiary" means a foreign corporation covered by an agreement between the Company and the Internal Revenue Service extending Federal Social Security benefits to such foreign corporation's employees who are United States citizens, provided that either (i) not less than 20% of the voting stock of such foreign corporation is owned by the Company or (ii) more than 50% of the voting stock of such foreign corporation is owned by another foreign corporation which is described in (i) above.

     (q) "Full Service Break" means that the Employee's employment with the Affiliated Group terminated before the Employee became vested and that the Employee has not been reemployed as an Employee within a period of time equal to the greater of 12 months or the Vesting Service completed by the Employee under
Section 4 prior to the termination of employment. (The foregoing notwithstanding, whether a termination of continuous full-time employment prior to January 1, 1976, constitutes a Full Service Break shall be determined under the rules of the Plan in effect at the time of such termination.) If an Employee's termination of employment occurs on or after January 1, 1985, then the preceding sentence shall be read by substituting "5 years" for "12 months," and, if such termination of employment is also due to a "maternity or paternity leave" as defined in Subsection 3(e)(i)(E), then that sentence shall be read by substituting "6 years" for "12 months."

     (r) "Individual Life Annuity" means the annuity determined pursuant to
Section 12(a)(i).

     (s) "Interest" means interest compounded annually at the following rates:

       (i) for periods prior to January 1, 1976,

          (A) If Employee Contributions are withdrawn in a lump sum before or upon retirement, 3%;

          (B) If Employee Contributions are left in the Plan to provide an adjustment to the retirement benefit, 5%;

       (ii) for periods after December 31, 1975, 5%.

                                                                   SECTION 21(t)

     (t) "Investment Manager" means a person who is an "investment manager" as defined in section 3(38) of ERISA.

     (u) "Joint Annunitant" means the individual determined pursuant to Section 12(f).

     (v) "Key Employee" means those Employees defined in Code section 416(i) and the Treasury regulations thereunder. Generally, they shall include any Employee or former Employee (and his Beneficiaries) who, at any time during the Plan Year or any of the preceding four (4) Plan Years, is:

       (i) An officer of the Company (as that term is defined within the meaning of the regulations under Code section 416) having annual 415 Compensation greater than 150 percent of the amount in effect under Code section 415(c)(1)(A) for any such Plan Year.

       (ii) One of the ten Employees owning (or considered as owning within the meaning of Code section 318) the largest interests in all employers required to be aggregated under Code sections 414(b), (c), and (m). However, an Employee will not be considered a top ten owner for a Plan Year if the Employee earns less than $30,000 (or such other amount adjusted in accordance with Code section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls).

       (iii) A Five Percent Owner of the Company. "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code section 318) more than five percent (5%) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Company. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code sections 414(b), (c), and (m) shall be treated as separate employers.

       (iv) A "One Percent Owner" of the Company having an annual 415 Compensation from the Affiliated Group of more than $150,000. "One Percent Owner" means any

                                                               SECTION 21(v)(iv)

     person who owns (or is considered as owning within the meaning of Code section 318) more than one percent (1%) of the outstanding stock of the Company or stock possessing more than one percent (l%) of the total combined voting power of all stock of the Company or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Company. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code sections 414(b), (c), and (m) shall be treated as separate employers. However, in determining whether an individual has 415 Compensation of more than $150,000, 415 Compensation from each employer required to be aggregated under Code sections 414(b), (c), and (m) shall be taken into account.

     (w) "Level Income Option" means the annuity determined pursuant to Section 12(a)(iv).

     (x) "Non-Key Employee" means any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

     (y) "Normal Retirement Date" means the Participant's 65th birthday. Each Participant who retired between September 8, 1981, and December 31, 1983, shall receive a Normal Retirement Benefit under this Plan, retroactive to the date of such retirement, equal to the Normal Retirement Benefit the Participant would have received if "Normal Retirement Date" had then been defined as in the preceding sentence.

     (z) "100% Joint and Survivor's Annuity" means the annuity determined pursuant to Section 12(a)(iii).

     (aa) "One-Year Service Break" means that the Employee's employment as an Employee terminated and that the Employee has not been reemployed as an Employee within 12 months thereafter, provided, however, whether a termination of employment prior to January 1, 1976, constitutes a One-Year Service Break shall be determined under the rules of the Plan in effect at the time of such termination.

     (bb) "Participant" means an individual who participates in the Plan.

                                                                  SECTION 21(cc)

     (cc) "Plan" means the FMC Corporation Salaried Employees' Retirement Plan, as amended from time to time.

     (dd) "Plan Year" means the 12-month period ending December 31.

     (ee) "Primary Social Security Benefit" means the primary benefit which the Participant is eligible to receive at age sixty-five (65) under the old age portion of the Federal O1d Age, Survivors' and Disability Insurance Program assuming that after termination of employment with the Affiliated Group the Participant has no further earnings subject to such Programs. A Participant's Primary Social Security Benefit shall be determined by taking his Earnings at the time of his employment and applying a salary scale, projected backwards, reflecting the actual change in the average wage from year to year as determined by the Social Security Administration. However, a Participant may provide the Company with appropriate documentation of his actual salary history prior to the time of his employment, and the Primary Social Security Benefit shall be adjusted accordingly. Such documentation must be provided to the Company within 60 days after the later of (i) the Participant's separation from service by retirement or otherwise, or (ii) the time when the Participant is notified of the retirement benefit to which he is entitled.

     (ff) "Social Security Covered Compensation Base" means the average of the compensation and benefit bases in effect under section 230 of the Social Security Act for each Year in the 35-year period ending with the Year in which the participant attains social security retirement age as defined in section 415(b)(8) of the Code.

     (gg) "Super Top Heavy Plan" means a plan described in Section l9(b)(2)

     (hh) "Thrift Plan" means the FMC Employees' Thrift and Stock Purchase Plan.

     (ii) "Top Heavy Plan" means a plan described in Section l9(b)(1).

     (jj) "Top Heavy Plan Year" means that, for a particular Plan Year commencing after December 31, 1983, the Plan is a Top Heavy Plan.

     (kk) "Trust" means the trust established by the Trust Agreement. "Trust Agreement" means the trust agreement or agreements, as amended from time to time, entered into by the

                                                                  SECTION 21(kk)

Company and the Trustee pursuant to Section 13(b). "Trustee" means the trustee or trustees at any time appointed by the Company pursuant to Section 13(b). "Trust Fund" means the trust fund established and maintained by the Trustee to hold all assets of the Plan pursuant to the Trust Agreement.

     (ll) "Years of Service" means calendar months of service (a partial month shall be counted as a whole month) divided by 12. Any fractional Year of Service shall be ignored.

     (mm) "Years of Credited Service" means calendar months of Credited Service (a partial month shall be counted as a whole month) divided by 12. Fractional Years of Credited Service shall be taken into account in determining a Participant's benefits.

                                                                      SECTION 22
                             SECTION 22.  EXECUTION
                             ----------------------
     To record the amendment and restatement of the Plan to read as set forth herein, the Company has caused its authorized officer to execute the same this ________ day of _________, 1995, but to be effective January 1, 1995, except as otherwise provided in the text herein.

                              FMC CORPORATION
                              BY:__________________________
                              Chairman, Employee Welfare Benefits
                              Plan Committee

                                  EXHIBIT "A"



                                CREDITED SERVICE



Any service acquired as a Participant under any of the Plans listed herein shall not be counted as Credited Service for purposes of this Plan.



       1.   Stearns Electric Company Profit Sharing Plan.

       2.   Fritzke and Icke Employees Savings and Profit Sharing Plan.

       3.   Employees Profit Sharing Plan of Industrial Brush Company.

       4.   Wayne Manufacturing Company Profit Sharing Company.

       5.   P. E. Van Pelt, Inc. Profit Sharing Plan.

       6.   Mojonnier Bros. Co. Salaried Employees Profit Sharing Plan.

                                  EXHIBIT "B"


                EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974
                              Allocation of Assets
                              --------------------


"Sec. 4044 (a) In the case of termination of a defined benefit plan, the plan administrator shall allocate the assets of the plan (available to provide benefits) among the participants and beneficiaries of the plan in the following order:

          (1) First, to that portion of each individual's accrued benefit which is derived from the participant's contributions to the plan which were not mandatory contributions.

          (2) Second, to that portion of each individual's accrued benefit which is derived from the participant's mandatory contributions.

          (3) Third, in the case of benefits payable as an annuity

            (A) In the case of the benefit of a participant or beneficiary which was in pay status as of the beginning of the 3-year period ending on the termination date of the plan, to each such benefit, based on the provisions of the plan (as in effect during the 5-year period ending on such date) under which such benefit would be the least,

            (B) In the case of a participant's or beneficiary's benefit (other than a benefit described in subparagraph (A)) which would have been in pay status as of the beginning of such 3-year period if the participant had retired prior to the beginning of the 3-year period and if his benefits had commenced (in the normal form of annuity under the plan) as of the beginning of such period, to each such benefit based on the provisions of the plan (as in effect during the 5-year period ending on such date) under which such benefit would be the least.

       For purposes of subparagraph (A), the lowest benefit in pay status during the 3-year period shall be considered the benefit in pay status for such period.

          (4)  Fourth -

            (A) to all other benefits (if any) of individuals under the plan guaranteed under this title (determined without regard to section 4022(b)(5)), and

            (B) to the additional benefit (if any) which would be determined under subparagraph (A) if section 4022(b)(6) did not apply.

       For purposes of this paragraph, section 4021 shall be applied without regard to subsection (c) thereof.

          (5) Fifth, to all other nonforfeitable benefits under the plan.

          (6) Sixth, to all other benefits under the plan.

       (b)  For purposes of subsection (a) -

          (1) The amount allocated under any paragraph of subsection (a) with respect to any benefit shall be properly adjusted for any allocation of assets with respect to that benefit under a prior paragraph of subsection
     (a).

          (2) If the assets available for allocation under any paragraph of subsection (a) (other than paragraphs (5) and (6)) are insufficient to satisfy in full the benefits of all individuals which are described in that paragraph, the assets shall be allocated pro rata among such individuals on the basis of the present value (as of the termination date) of their respective benefits described in that paragraph.

          (3) This paragraph applies if the assets available for allocation under paragraph (5) of subsection (a) are not sufficient to satisfy in full the benefits of individuals described in that paragraph.

            (A)  If this paragraph applies, except as provided in subparagraph
          (B) the assets shall be allocated to the benefits of individuals described in such paragraph (5) on the basis of the benefits of individuals which would have been described in such paragraph (5) under the plan as in effect at the beginning of the 5-year period ending on the date of plan termination.

            (B) If the assets available for allocation under subparagraph (A) are sufficient to satisfy in full the benefits described in such subparagraph (without regard to this subparagraph), then for purposes of subparagraph (A), benefits of individuals described in such subparagraph shall be determined on the basis of the plan as amended by the most recent plan amendment effective during such 5-year period under which the assets available for allocation are sufficient to satisfy in full the benefits of individuals described in subparagraph
          (A) and any assets remaining to be allocated under such subparagraph shall be allocated under subparagraph (A) on the basis of the plan as amended by the next succeeding plan amendment effective during such period.

          (4) If the Secretary of the Treasury determines that the allocation made pursuant to this section (without regard to this paragraph) results in discrimination prohibited by section 401(a)(4) of the Internal Revenue Code of 1954 then, if required to prevent the disqualification of the plan (or any trust under the plan) under section 401(a), 403(a), or 405(a) of such Code, the assets allocated under subsection (a)(4)(B),
       (a)(5), and (a)(6) shall be reallocated to the extent necessary to avoid such discrimination.

          (5) The term "mandatory contributions" means amounts contributed to the plan by a participant which are required as a condition of employment, as a condition of participation in such plan, or as a condition of obtaining benefits under the plan attributable to employer contributions. For this purpose, the total amount of mandatory contributions of a participant is the amount of such contributions reduced (but not below zero) by the sum of the amounts paid or distributed to him under the plan before its termination.

          (6) A plan may establish subclasses and categories within the classes described in paragraphs (1) through (6) of subsection (a) in accordance with regulations prescribed by the corporation.

     (c) Any increase or decrease in the value of the assets of a plan occurring during the period beginning on the later of (1) the date a trustee is appointed under section 4042(b) or (2) the date on which the plan is terminated is to be allocated between the plan and the corporation in the manner determined by the court (in the case of a court-appointed trustee) or as agreed upon by the corporation and the plan administrator in any other case. Any increase or decrease in the value of the assets of a plan occurring after the date on which the plan in terminated shall be credited to, or suffered by, the corporation.

     (d) (1) Any residual assets of a plan may be distributed to the employer if -

            (A) all liabilities of the plan to participants and their beneficiaries have been satisfied,

            (B) the distribution does not contravene any provision of law, and

            (C) the plan provides for such distribution in these circumstances.

            (2) Notwithstanding the provisions of paragraph (1), if any assets of the plan attributable to employee contributions remain after all liability of the plan to participants and their beneficiaries have been satisfied such assets shall be equitably distributed to the employees who made such contributions (or their beneficiaries) in accordance with their rate of contributions.

                           EXHIBIT "C" - MERGED PLANS
                           --------------------------

The following is a list of other plans which have been superseded and replaced by merger into this Plan, on and after January 1, 1979. In the event the Plan terminates or there is a spin-off of part of the Plan (in excess of the 3% of the assets permitted under Regulation Section 1.414(1)-l(n)(2)), within five years following the date of any merger of another plan into this Plan, and if the sum of the assets of this Plan after any such merger was less than the sum of the present values of the accrued benefits (whether or not vested) of both plans on a termination basis on the merger date, then a special schedule of benefits shall be created from the necessary (as identified by an enrolled actuary) data maintained by the Committee or the Company and shall be inserted in and modify the allocation priorities described in Exhibit B hereof at the time of such Plan termination or spin-off, in accordance with Regulation Section 1.414(1)-l(e) through (j) and Regulation Section 2608.13.

           Plan Name                  Effective Date of Merger
------------------------------------  ------------------------
Salaried Part of the Retirement       January 1, 1979
Plan for Non-Union Employees of
Sun Cleanser Company

Marine Colloids Division of FMC       January 1, 1979
Corporation Salaried Employees'
Retirement Plan

Hourly Part of the Retirement         September l5, 1980
Plan for Non-Union Employees
of Sun Cleanser Company

Jetway Equipment Division of Pneumo   March 15, 1995
Abex Corporation Retirement
Income Plan

Jetway Equipment Division Pension     March 15, 1995
Plan for Hourly Employees

                                  EXHIBIT "D"
                                  -----------

     A. Except as provided in paragraph B. below, the monthly benefit payment of each Participant, Joint Annuitant, or Beneficiary who is receiving a monthly benefit payment on November 1, 1979, with respect to a Participant who retired before July 1, 1978, shall be increased, effective with respect to payments made on and after November 1, 1979, by an amount determined by multiplying the percentage to be obtained from (1) and (2) below, whichever is applicable, by
(3) below:

       (1) If the Participant retired prior to January 1, 1978, the sum of the percentage obtained under a. and b. below, but not to exceed 10%:

          a. The percentage obtained from the following table:

          Calendar year during which monthly benefit payments were first paid to the Participant (if the payments on November 1, 1979, were being received by the Participant or by the Joint Annuitant or Beneficiary of a Participant who died after beginning to receive payments), or were first paid to the Joint Annuitant or Beneficiary (if the payments on November 1, 1979, were being received by the Joint Annuitant or Beneficiary of a Participant who died before beginning to receive payments).

                                         Percentage
          ---------------------          ----------
               1977                          2%
               1976                          4%
               1975                          6%
               1974                          8%
               1973 or earlier              10%

          b. A percentage equal to 1/2% for each full year of Credited Service in excess of 30 full years of Credited Service that the Participant had at retirement (e.g., 31 years - 1/2%, 32 years - 1%).

       (2) If the Participant retired after December 31, 1977, but before July 1, 1978, and if he had 31 or more full years of Credited Service, a percentage equal to 2-1/2% plus an additional 1/2% for each full year of his Credited Service in excess of 31 full years (e.g., 31 years - 2-1/2%, 32 years - 3%), but not to exceed 10%.

       (3) The amount of the monthly benefit payment which the Participant, Joint Annuitant, or Beneficiary would otherwise have received on November 1, 1979 (if this increase in amount were not granted). If the Participant's monthly benefit payment in this paragraph A(3) is a payment prior to the Participant's 62nd birthday under a Level Income Option, the increase determined by applying the applicable percentage under (1) or (2) above to such payment shall be payable only prior to his 62nd birthday, and after such birthday the applicable percentage under (1) or (2) above shall be applied to the reduced monthly annuity payments otherwise payable under the Level Income Option to increase that amount by said applicable percentage.

     B If a Participant attained his Normal Retirement Date before July 1, 1978, but continued in employment after attaining his Normal Retirement Date, the provisions of paragraph A. above shall not be applicable, but instead the following shall apply:

       (1) If such a Participant, or his Joint Annuitant or Beneficiary, is receiving a monthly benefit payment on November 1, 1979, the monthly benefit payment shall be increased, effective with respect to payments made on and after November 1, 1979, by an amount determined by multiplying the percentage to be obtained from a., b. or c. below, whichever is applicable, by d. below.

          a. If the Participant attained his Normal Retirement Date before January 1, 1978, and he retired prior to July 1, 1978, the sum of the percentage obtained under i. and ii. below, but not to exceed 10%:

            i. The percentage obtained from the following table:

               Calendar year during which the
               Participant attained his Normal
               Retirement Date                         Percentage
               ------------------------------          ----------
                    1977                                   2%
                    1976                                   4%
                    1975                                   6%
                    1974                                   8%
                    1973 and earlier                      10%

            ii A percentage equal to 1/2% for each full year of credited Service in excess of 30 full years of Credited Service that the Participant had at retirement (e.g., 31 years - 1/2%, 32 years - 1%).

          b. If the Participant both attained his Normal Retirement Date and retired after December 31, 1977, but before July 1, 1978, and if he had 31 or more full years of Credited Service, a percentage equal to 2-1/2% plus an additional 1/2% for each full year of his Credited Service in excess of 31 full years (e.g., 31 years - 2-1/2%, 32 years - 3%), but not to exceed 10%.

          c. If the Participant retired after June 30, 1978 but prior to November 2, 1979, the percentage obtained from the following table:

            Calendar year during which the
            Participant attained his Normal
            Retirement Date                            Percentage
            ------------------------------             ----------
                  1977                                     2%
                  1976                                     4%
                  1975                                     6%
                  1974                                     8%
                  1973 and earlier                        10%

          d. The amount of the monthly benefit payment which the Participant, Joint Annuitant, or Beneficiary would otherwise have received on November 1, 1979 (if this increase in amount were not granted).

     (2) If such a Participant, or his Joint Annuitant or Beneficiary, is not receiving a monthly benefit payment on November 1, 1979, and the Participant continues in employment, then upon his retirement, the monthly benefit payment thereafter payable to the Participant, or his Joint

Annuitant or Beneficiary, shall be increased by an amount determined by multiplying the percentage to be obtained from a. or b. below, whichever is applicable, by c. below:

          a. The sum of the percentage obtained under i. and ii. below, but not to exceed 10%:

             i. The percentage obtained from the following table:

            Calendar year during which the
            Participant attained his Normal
            Retirement Date                            Percentage
            ------------------------------             ----------
                     1977                                  2%
                     1976                                  4%
                     1975                                  6%
                     1974                                  8%
                     1973 and earlier                     10%

            ii. A percentage equal to 1/2% for each full year of Credited Service in excess of 30 full years of Credited Service that the Participant had at retirement (e.g., 31 years - 1/2%,
                 32 years - 1%).

          b. If the Participant attained his Normal Retirement Date after December 31, 1977, but before July 1, 1978, and if he had 31 or more full years of Credited Service, a percentage equal to 2-1/2% plus an additional 1/2% for each full year of his Credited Service in excess of 31 full years (e.g., 31 years -2-1/2%, 32 years - 3%), but not to exceed 10%.

          c. The amount of the monthly benefit payment which the Participant, Joint Annuitant, or Beneficiary would otherwise have received on the date benefit payments begin (if this increase in amount were not granted).

     C. If the amount of monthly increase in the monthly benefit payment to be made under paragraph A. or B. above would be less than $10.00, then the amount shall be $10.00.